UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2010, the Compensation and Personnel Committee of the Board of Directors of Alliant Energy Corporation (“Alliant Energy”) approved, and Alliant Energy entered into, a Special Incentive Agreement (the “Agreement”) between Alliant Energy and Barbara J. Swan, Executive Vice President-General Counsel and Chief Administrative Officer of Alliant Energy and Interstate Power and Light Company (“IPL”) and the President of Wisconsin Power and Light Company (“WPL”). The Agreement provides for the payment to Ms. Swan of a special incentive bonus of up to $275,000.00 provided she remains continuously employed with Alliant Energy and its subsidiaries until, and retires on, November 30, 2010, and accomplishes certain performance goals prior to November 30, 2010. The performance goals consist of the following: (i) making substantial progress in assisting in the appointment of a successor General Counsel; (ii) making substantial progress and, if possible concluding, pending litigation related to certain environmental matters at WPL; (iii) making substantial progress and, if possible concluding, pending litigation against the Alliant Energy Cash Balance Plan; (iv) successfully transitioning all Strategic and Corporate Services leadership functions to successor leadership; (v) providing mentoring to the successor President of WPL, if such successor is identified prior to Ms. Swan’s retirement; and (vi) agreeing to be available to certain officers of Alliant Energy for consultation as an independent contractor on foregoing items for up to six months after retirement. In connection with entering into the Agreement, Ms. Swan advised that she intends to retire from her positions with Alliant Energy, IPL and WPL on November 30, 2010. The Agreement provides that if Ms. Swan continues employment with Alliant Energy and its subsidiaries beyond November 30, 2010, the special incentive payment will not be paid.

The description of the Agreement set forth above is qualified by reference to the Agreement filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Special Incentive Agreement between Alliant Energy Corporation and Barbara J. Swan dated May 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: June 3, 2010	By:	/s/ William D. Harvey
William D. Harvey Chairman, President and Chief Executive Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: June 3, 2010	By:	/s/ William D. Harvey
William D. Harvey Chairman and Chief Executive Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: June 3, 2010	By:	/s/ William D. Harvey
William D. Harvey Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Special Incentive Agreement between Alliant Energy Corporation and Barbara J. Swan dated May 28, 2010

4